Exhibit 32.1

CERTIFICATION UNDER SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the filing by AudioEye, Inc. (the “Registrant”) of its Quarterly Report on Form 10-Q for the period ended March 31, 2020 (the “Quarterly Report”) with the Securities and Exchange Commission, we, Heath Thompson and Sachin Barot, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(i)         The Quarterly Report fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(ii)         The information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

A signed original of this written statement required by Section 906 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission or its staff upon request.

Date: May 15, 2020	By:	/s/ Heath Thompson
		Name:	Heath Thompson
		Title:	Principal Executive Officer

By:	/s/ Sachin Barot
	Name:	Sachin Barot
	Title:	Principal Financial Officer